UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021 (November 8, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreements. On November 8, 2021, Value Exchange International, Inc., a Nevada corporation, (“Company”) signed the following three separate registration rights agreements with Mr. Heng Fai Chan:

(1) a registration rights agreement for 2,024,400 shares of Company Common Stock, $0.00001 par value, (“Common Stock”) to be acquired by Mr. Heng Fai Chan under a November 8, 2021 Stock Purchase Agreement between Mr. Heng Fai Chan and Mr. Yeung Chun Wing (also known as “Edmund Yeung”), who is an outside director of the Company;

(2) a registration rights agreement for 500,000 shares of Common Stock to be acquired by Mr. Heng Fai Chan from Mr. Seng Wee Tan (also known as “Kenneth Tan”), who is the President and a director of the Company, under a November 8, 2021 Stock Purchase Agreement between Mr. Heng Fai Chan and Mr. Seng Wee Tan; and

(3) a registration rights agreement for 674,800 shares of Common Stock to be acquired by Mr. Heng Fai Chan from Tai Kwong Ho under a November 8, 2021 Stock Purchase Agreement between Mr. Heng Fai Chan and Tai Kwong Ho.

The Company is not a party to the stock purchase agreements referenced above. The Company has been advised by the parties to those stock purchase agreements that the transactions thereunder were conducted outside of the United States and the closing of the purchase of the shares of Common Stock will be consummated within 15 days after November 8, 2021.

As used below, “Shares” means shares of Common Stock acquired by Mr. Heng Fai Chan under the above referenced stock purchase agreements. The three registration rights agreement have the same basic terms and conditions, which in summary are:

(a)       Piggyback Registration Rights. The Company shall include the Shares on the next registration statement the Company files with U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, (“Securities Act”) (but excluding any Form S-8 registration statement), which obligation is subject to: (i) any restrictions imposed by any managing underwriter on number of shares that will be included in the registration statement in an offering that is underwritten and (ii) any restrictions imposed on number of shares that can be included in the registration statement under SEC rules or imposed by SEC guidance in comment letters for the registration statement. Buyer must timely supply information required for a registration statement in order to exercise the registration rights.

(b)       Expenses. Company will pay following expenses for registration of the Shares: (i) all registration and filing fees; (ii) fees and expenses of compliance with U.S. securities or blue sky laws (including reasonable fees and disbursements of outside counsel for any underwriters in connection with blue sky qualifications of registrable securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of legal counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with the registration statement; and (vi) other expenses required to be listed in Part II of the registration statement.

(c)       Maintenance of Effectiveness of registration statement. Company shall use its commercially reasonable efforts to keep any registration statement continuously effective under the Securities Act until the first to occur of: (i) the date that is one (1) year from the date the registration statement is declared effective by the SEC or (ii) the date that all Shares covered by the registration statement have been sold, thereunder or pursuant to Rule 144 under the Securities Act (“Rule 144”).

(d)       No Obligation to File. Company will not be obligated to file a registration statement for Shares if the Company has reasonable basis for believing that the filing of the registration statement would violate applicable federal or state securities laws and its outside securities counsel concurs with that conclusion.

(e)       Governing Law. Registration rights agreements are subject to the laws of the State of Nevada.

The registration rights agreements have other usual and customary provisions for a piggyback registration rights agreement, except there is no penalty provision for inability to obtain effectiveness of the registration, absent a lack of a good faith effort by the Company, or the filing of a registration statement by a certain date. The above summary of basic terms and conditions of the three registration rights agreements is qualified in its entirety by reference to the actual three registration rights agreement, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report of Form 8-K.

Mr. Heng Fai Chan. Based on available information, Company understands that:

Mr. Heng Fai (Ambrose) Chan (also known as Chan Heng Fai) is a Singapore citizen and entrepreneur focused on financial restructuring and corporate transformations and is a beneficial owner of 8,658,480 shares of Company Common Stock (excluding Shares to be acquired under the above referenced stock purchase agreements), which ownership is approximately 23.9% of the issued and outstanding shares of Common Stock as of October 31, 2021. His ownership consists of 2,100,000 shares of Common Stock personally held by Heng Fai Chan; 6,500,000 shares of Common Stock held by GigWorld, Inc., a Delaware corporation subject to the reporting requirements of the Securities Exchange Act of 1934; 39,968 held by BMI Capital Partners International Limited; and 18,512 held by LiquidValue Development Pte Ltd. LiquidValue Development Pte Ltd. is a subsidiary of Alset EHome International. Heng Fai Ambrose Chan is the Chief Executive Officer and Chairman of Alset EHome International Inc., and is personally and through an entity, the largest shareholder of Alset EHome International Inc. Mr. Chan is also the Executive Chairman of GigWorld, Inc. GigWorld, Inc.’s majority shareholder is Alset International Limited. Alset International Limited’s majority shareholder is Alset EHome International Inc. Mr. Chan is, personally and through an entity he controls, the largest shareholder of Alset EHome International Inc. Mr. Chan is the Chief Executive Officer and Chairman of each of Alset International Limited and Alset EHome International Inc.

By virtue of the above relationships and interests, Mr. Chan is deemed to be a beneficial owner of the 8,658,480 shares of Common Stock as of October 31, 2021. These share totals do not include shares of Common Stock to be acquired under the above-referenced November 8, 2021 stock purchase agreements because the consummation of the closings under those agreements has not occurred as of the date of this Current Report on Form 8-K. If all of the shares being acquired under the above referenced stock purchase agreements are added to the share ownership of Mr. Chan, then his ownership of shares of Common Stock would be 11,857,680 or approximately 32.79% of the issued and outstanding shares of Common Stock (based on 36,156,130 shares issued and outstanding).

Mr. Chan serves or has served as a director and senior executive officer for several companies, including current service as Chairman of the Board of Directors of Document Security Systems, Inc., an New York Stock Exchange listed company, a non-executive director of Holista CollTech Ltd., an Australian Securities Exchange listed company, and Chairman of the Board and Chief Executive Officer of Alset EHome International Inc.

Item 9.01 Exhibits.

Exhibit No.	Description

10.1	November 8, 2021 Registration Rights Agreement between Heng Fai Chan and Value Exchange International, Inc. for 500,000 shares of Common Stock
10.2	November 8, 2021 Registration Rights Agreement between Heng Fai Chan and Value Exchange International, Inc. for 2,024,400 shares of Common Stock
10.3	November 8, 2021 Registration Rights Agreement between Heng Fai Chan and Value Exchange International, Inc. for 674,800 shares of Common Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By: /s/ Seng Wee Tan
Name: Seng Wee Tan (Kenneth Tan)
Title: President Date: November 9, 2021

Exhibit No.	Description

10.1	November 8, 2021 Registration Rights Agreement between Heng Fai Chan and Value Exchange International, Inc. for 500,000 shares of Common Stock
10.2	November 8, 2021 Registration Rights Agreement between Heng Fai Chan and Value Exchange International, Inc. for 2,024,400 shares of Common Stock
10.3	November 8, 2021 Registration Rights Agreement between Heng Fai Chan and Value Exchange International, Inc. for 674,800 shares of Common Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)